[Execution]

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND FACILITY INCREASE AMENDMENT

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FACILITY INCREASE AMENDMENT, dated as of October 28, 2022 (this “Amendment No. 3”), is by and among Wells Fargo Bank, National Association (“Wells Fargo Bank”), a national banking association, as administrative agent pursuant to the Credit Agreement as defined below (in such capacity, together with its successors and assigns, in such capacity, “Administrative Agent”), the parties to the Credit Agreement as lenders (individually, each a “Revolving Credit Lender” and collectively, “Revolving Credit Lenders”), Masonite International Corporation, a British Columbia corporation (the “Canadian Borrower” or the “Parent Borrower”), Masonite Corporation, a Delaware corporation (the “Lead U.S. Borrower”), Premdor Crosby Limited, a limited company incorporated in England and Wales (the “Lead U.K. Borrower”) and Door-Stop International Limited, a limited company incorporated in England and Wales (“Door-Stop” and, together with the Lead U.K. Borrower, the Canadian Borrower and the Lead U.S. Borrower, each a “Borrower” and collectively, “Borrowers”).
W I T N E S S E T H :
WHEREAS, Administrative Agent, Revolving Credit Lenders, Borrowers and others are parties to financing arrangements pursuant to which Revolving Credit Lenders may make loans and provided other financial accommodations to Borrowers as set forth in the Second Amended and Restated Credit Agreement, dated as of January 31, 2019, by and among Administrative Agent, Revolving Credit Lenders, Borrowers and others, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 10, 2020, and Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of September 24, 2021 (the “Existing Credit Agreement”; as the same now exists or may hereafter be amended (including, without limitation, by this Amendment No. 3), modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced, the “Credit Agreement”), and the other Loan Documents;
WHEREAS, Borrowers have notified Administrative Agent that (i) Hickman Industries Limited, a limited company incorporated in England and Wales, was dissolved on June 28, 2022, (ii) Solidor Limited, a limited company incorporated in England and Wales, was dissolved on June 28, 2022, and (iii) Toolsdecor Limited, a limited company incorporated in England and Wales, was dissolved on September 20, 2022;
WHEREAS, pursuant to Section 2.13 of the Existing Credit Agreement the Borrower Representative has requested (a) a Revolving Credit Commitment Increase of $100,000,000 in respect of the U.S. Revolving Credit Facility (the “First U.S. Revolving Credit Commitment Increase”) as Revolving Credit Commitments to make Additional Loans under the U.S. Revolving Credit Facility (the “First U.S. Additional Loans”), (b) a Revolving Credit Commitment Increase of $100,000,000 in respect of the Canadian Revolving Credit Facility (the “First Canadian Revolving Credit Commitment Increase”) as Revolving Credit Commitments to

make Additional Loans under the Canadian Revolving Credit Facility (the “First Canadian Additional Loans”), and (c) a Revolving Credit Commitment Increase of $30,000,000 in respect of the U.K. Revolving Credit Facility (the “First U.K. Revolving Credit Commitment Increase” and, together with the First U.S. Revolving Credit Commitment Increase and the First Canadian Revolving Credit Commitment Increase, each individually, a “First Revolving Credit Commitment Increase” and collectively, the “First Revolving Credit Commitment Increases”) as Revolving Credit Commitments to make Additional Loans under the U.K. Revolving Credit Facility (the “First U.K. Additional Loans”), in each case which shall become effective upon the Amendment No. 3 Effective Date;
WHEREAS, the parties hereto desire to make certain other amendments to the Existing Credit Agreement, subject to the terms and conditions set forth herein; and
WHEREAS, this Amendment No. 3 constitutes a Facility Increase Amendment pursuant to the terms of Section 2.13 of the Existing Credit Agreement;
WHEREAS, by this Amendment No. 3, Administrative Agent, Revolving Credit Lenders and Borrowers intend to evidence the foregoing amendments;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:
1.Definitions.
(a)Additional Definition. Section 1.01 of the Existing Credit Agreement is hereby amended to include each of the following definitions:
(i)“Amendment No. 3” means Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment by and among Borrowers, Administrative Agent and Revolving Credit Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced.
(ii)“Amendment No. 3 Effective Date” means the date on which each of the conditions precedent to the effectiveness of Amendment No. 3 have been satisfied (which, for the avoidance of doubt, shall also constitute the Revolving Credit Increase Effective Date for the First Revolving Credit Commitment Increases).
(b)Interpretation. For purposes of this Amendment No. 3, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.
2.First Revolving Credit Commitment Increases.
(a)Each U.S. Revolving Credit Lender party hereto (each, a “U.S. Revolving Credit Commitment Increase Lender”) hereby severally agrees to provide a portion of the First U.S. Revolving Credit Commitment Increase in the amount set forth opposite its name on Exhibit A hereto. The U.S. Revolving Credit Commitment Increase and the First U.S.

Additional Loans arising therefrom shall rank pari passu in right of payment and in respect of Lien priority as to the Collateral with the other U.S. Revolving Credit Loans, shall have the same Maturity Date as the other U.S. Revolving Credit Loans, and shall be on the same terms and otherwise be treated the same as the other U.S. Revolving Credit Loans.
(b)Each Canadian Revolving Credit Lender party hereto (each, a “Canadian Revolving Credit Commitment Increase Lender”) hereby severally agrees to provide a portion of the First Canadian Revolving Credit Commitment Increase in the amount set forth opposite its name on Exhibit A hereto. The First Canadian Revolving Credit Commitment Increase and the First Canadian Additional Loans arising therefrom shall rank pari passu in right of payment and in respect of Lien priority as to the Collateral with other Canadian Revolving Credit Loans, shall have the same Maturity Date as the other Canadian Revolving Credit Loans, and shall be on the same terms and otherwise be treated the same as the other Canadian Revolving Credit Loans.
(c)Each U.K. Revolving Credit Lender party hereto (each, a “U.K. Revolving Credit Commitment Increase Lender”) hereby severally agrees to provide a portion of the First U.K. Revolving Credit Commitment Increase in the amount set forth opposite its name on Exhibit A hereto. The U.K. Revolving Credit Commitment Increase and the First U.K. Additional Loans arising therefrom shall rank pari passu in right of payment and in respect of Lien priority as to the Collateral with the other U.K. Revolving Credit Loans, shall have the same Maturity Date as the other U.K. Revolving Credit Loans, and shall be on the same terms and otherwise be treated the same as the other U.K. Revolving Credit Loans.
(d)In accordance with the terms of Section 2.13 of the Credit Agreement and for all purposes of the Credit Agreement and all other Loan Documents, (i) all First U.S. Additional Loans shall be deemed to be U.S. Revolving Credit Loans, (ii) all First Canadian Additional Loans shall be deemed to be Canadian Revolving Credit Loans, (iii) all First U.K. Additional Loans shall be deemed to be U.K. Revolving Credit Loans (iv) all First U.S. Additional Loans, First Canadian Additional Loans and First U.K. Additional Loans shall each be deemed to be Additional Loans, (v) each U.S. Revolving Credit Commitment Increase Lender shall be deemed to be a U.S. Revolving Credit Lender, (vi) each Canadian Revolving Credit Commitment Increase Lender shall be deemed to be a Canadian Revolving Credit Lender, (vii) each U.K. Revolving Credit Commitment Increase Lender shall be deemed to be a U.K. Revolving Credit Lender, and (viii) this Amendment No. 3 shall be deemed to be a Facility Increase Amendment.
(e)After giving effect to the First Revolving Credit Commitment Increases, the Revolving Credit Commitment and the Applicable Percentage of each Revolving Credit Lender as of the Amendment No. 3 Effective Date shall be set forth opposite its name on Exhibit B hereto.
(f)Each U.S. Revolving Credit Commitment Increase Lender, Canadian Revolving Credit Commitment Increase Lender and U.K. Revolving Credit Commitment Increase Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 3 and, to the extent applicable, to become a Revolving Credit Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the

Collateral Agent or any other Revolving Credit Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Revolving Credit Lender.
(g)Each party hereto acknowledges and agrees to the terms of Section 2.13(i) of the Credit Agreement, which are hereby incorporated herein by reference, mutatis mutandis.
3.Amendments to Credit Agreement.
(a)Effective as of the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in Exhibit C hereto. All schedules and exhibits to the Existing Credit Agreement, as in effect immediately prior to the Amendment No. 3 Effective Date, shall constitute schedules and exhibits to the Credit Agreement, except as provided in Section 2 hereof and except that (i) Exhibit A-1 to the Existing Credit Agreement (Form of Committed Loan Notice) is hereby deleted in its entirety and is replaced with Exhibit D hereto and (ii) Exhibit A-2 to the Existing Credit Agreement (Form of Prepayment Notice) is hereby deleted in its entirety and is replaced with Exhibit E hereto. By executing this Amendment No. 3, each of Borrowers, Revolving Credit Lenders and Administrative Agent hereby consents and agrees to each of the amendments and modifications to the Existing Credit Agreement contained herein (including, without limitation, any exhibit or schedule attached hereto).
(b)Notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, effective as of the Amendment No. 3 Effective Date, (i) the commitment of each Revolving Credit Lender to make Eurodollar Loans (as defined in the Existing Credit Agreement), continue Eurodollar Loans as such, or convert Base Rate Loans to Eurodollar Loans shall be cancelled, and (ii) any outstanding Eurodollar Loans shall automatically be converted to SOFR Loans (having an Interest Period of one month).
4.Representations and Warranties. Each Borrower, jointly and severally, represents and warrants to Administrative Agent and Revolving Credit Lenders as follows:
(a)the execution, delivery and performance by each applicable Borrower of this Amendment No. 3 and of that certain Amendment No. 3 Fee Letter, dated as of the date hereof, by and between the Parent Borrower and the Administrative Agent (the “Amendment No. 3 Fee Letter” and, together with this Amendment No. 3, the “Amendment No. 3 Documents”) have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action, and does not and will not (i) contravene the terms of any of such Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, (A) any Contractual Obligation to which such Borrower is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, except in each case for such violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; or (iii) violate any Law, except in each case for such violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
(b)no approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of each Amendment No. 3 Document to which it is a party, except for those approvals, consents, exemptions, authorizations or other actions by, or notices to or filings with, any Governmental Authority or any other Person as have been obtained as of the Amendment No. 3 Effective Date; and
(c)Each Amendment No. 3 Document to which each Borrower is a party has been duly executed and delivered by such Borrower. Each Amendment No. 3 Document to which each Borrower is a party constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law).
5.Conditions Precedent. This Amendment No. 3 shall become effective upon the date on which each of the following conditions precedent are satisfied:
(a)Administrative Agent shall have received counterparts of this Amendment No. 3, duly authorized, executed and delivered by the Borrowers and Revolving Credit Lenders and duly acknowledged by each Guarantor;
(b)Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent, the Amendment No. 3 Fee Letter, duly authorized, executed and delivered by the Parent Borrower;
(c)Administrative Agent shall have received (i) a certificate of status (or the applicable equivalent thereof) with respect to each Loan Party (other than a U.K. Loan Party and a Canadian Loan Party), dated within thirty (30) days of the date hereof and (ii) a certificate as to the good standing of each Canadian Loan Party, dated within four (4) Business Days of the date hereof, in each case, such certificate to be issued by the appropriate Governmental Authority of the jurisdiction of organization of such Loan Party, as applicable, which certificate shall indicate that such Loan Party, as applicable, is in good standing in such jurisdiction;
(d)Administrative Agent shall have received an officer’s certificate or secretary’s certificate, duly authorized, executed and delivered by a Responsible Officer of each Loan Party,

in form and substance reasonably satisfactory to Administrative Agent, approving the         transactions contemplated by the Amendment No. 3 Documents, together with organizational documents and records of all requisite corporate or limited liability company action and proceedings in connection with the Amendment No. 3 Documents;
(e)Administrative Agent shall have received the fees due and payable pursuant to the Amendment No. 3 Fee Letter;
(f)no Default or Event of Default shall exist or have occurred and be continuing as of the date of this Amendment No. 3 and immediately after giving effect thereto;
(g)the Administrative Agent shall have received a certificate of each Borrower dated as of the Amendment No. 3 Effective Date signed by a Responsible Officer of such Borrower certifying that, before and after giving effect to the First Revolving Credit Commitment Increases (i) the representations and warranties contained in Article V of the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified by materiality or “Material Adverse Effect”, in all respects) on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this clause (g), the representations and warranties contained in Sections 5.05(a) and (d) of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Existing Credit Agreement; (ii) no Default or Event of Default then exists; (iii) the conditions precedent set forth in Sections 2.13(g) and 4.02 of the Existing Credit Agreement have been satisfied both before and after giving effect to the First Revolving Credit Commitment Increases, the First U.S. Additional Loans, First Canadian Additional Loans and the First U.K. Additional Loans provided thereby (it being understood that all references to “the obligation of any Revolving Credit Lender to make a Revolving Credit Loan on the occasion of any Borrowing” shall be deemed to refer to the effectiveness of the First Revolving Credit Commitment Increase on the date of the initial funding of the First Revolving Credit Commitment Increase); and (iv) the Maturity Date of the First Revolving Credit Commitment Increase, First U.S. Additional Loans, First Canadian Additional Loans and First U.K. Additional Loans shall be coincident with the existing Maturity Date for the other Revolving Credit Loans; and
(h)Administrative Agent shall have received internal Flood Disaster Prevention Act approval.
6.General.
(a)Effect of this Amendment. Except as expressly provided herein or in the other Amendment No. 3 Documents, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment No. 3 shall constitute a Loan Document.

(b)Governing Law, etc. Sections 10.12, 10.14 and 10.15 of the Existing Credit Agreement are hereby incorporated herein by reference, mutatis mutandis.
(c)Binding Effect. This Amendment No. 3 shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto.
(d)Counterparts, etc. This Amendment No. 3, any documents executed in connection herewith and any notices delivered hereunder or thereunder, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Administrative Agent reserves the right, in its reasonable discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 3, any documents executed in connection herewith or on any notice delivered hereunder or thereunder. This Amendment No. 3 and any documents delivered in connection herewith constitute the entire agreement of the parties hereto relating to the subject matter hereof or thereof and supersedes any and all previous agreements and understanding, oral or written, relating to the subject matter hereof or thereof. This Amendment No 3, any documents executed in connection herewith and any notices delivered hereunder or thereunder may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 3, any documents executed in connection herewith and any notices hereunder or thereunder by telecopy or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment No. 3, any such documents or notice.
(e)Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 3, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment No. 3. For greater certainty and without limiting the foregoing, such Loan Party hereby confirms that the existing Liens granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of such Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the day and year first above written.

MASONITE INTERNATIONAL CORPORATION

By:    /s/ Kent J. Markham
Name: Kent J. Markham
Title: Assistant Treasurer and Director of Risk Management

MASONITE CORPORATION

By:    /s/ Kent J. Markham
Name: Kent J. Markham
Title: Assistant Treasurer and Director of Risk Management

PREMDOR CROSBY LIMITED

By:    /s/ Clare Doyle
Name: Clare Doyle
Title: Director

DOOR-STOP INTERNATIONAL LIMITED

By:    /s/ Clare Doyle
Name: Clare Doyle
Title: Director

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

Acknowledged and Agreed as
to Section 6(e):

SIERRA LUMBER, INC.

By:    /s/ Kent J. Markham
Name: Kent J. Markham
Title: Assistant Treasurer and Director of Risk Management

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
a U.S. Revolving Credit Lender and a U.S.
Revolving Credit Commitment Increase Lender

By:    /s/ Rod Dellinger
Name: Rod Dellinger
Title: Authorized Signatory

WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA, as a Canadian
Revolving Credit Lender and a Canadian Revolving
Credit Commitment Increase Lender

By:    /s/ Carmela Massari
Name: Carmela Massari
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION
(LONDON BRANCH),
as a U.K. Revolving Credit Lender and a U.K.
Revolving Credit Commitment Increase Lender

By:    /s/ Alison Powell
Name: Alison Powell
Title: Authorized Signatory

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

BANK OF AMERICA, N.A.,
as a U.S. Revolving Credit Lender, a U.S.
Revolving Credit Commitment Increase Lender, a
U.K. Revolving Credit Lender and a U.K.
Revolving Credit Commitment Increase Lender

By:    /s/ Jenifer L. Medzi
Name: Jenifer L. Medzi
Title: Senior Vice President

BANK OF AMERICA, N.A.
(acting through its Canada Branch),
as a Canadian Revolving Credit Lender
and a Canadian Revolving Credit Commitment
Increase Lender

By:    /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

ROYAL BANK OF CANADA,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender, U.S. Revolving Credit
Commitment Increase Lender, Canadian Revolving
Credit Commitment Increase Lender, U.K.
Revolving Credit Lender and U.K. Revolving
Credit Commitment Increase Lender

By:    /s/ Anna Bernat
Name: Anna Bernat
Title: Authorized Signatory

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

HSBC BANK USA, NATIONAL ASSOCIATION,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender, U.S. Revolving Credit
Commitment Increase Lender, Canadian Revolving
Credit Commitment Increase Lender, U.K.
Revolving Credit Lender and U.K. Revolving Credit
Commitment Increase Lender

By:    /s/ Peter Hart
Name: Peter Hart
Title: Director

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

JPMORGAN CHASE BANK, N.A.,
as a U.S. Revolving Credit Lender, U.S. Revolving
Credit Commitment Increase Lender, U.K.
Revolving Credit Lender and U.K. Revolving
Credit Commitment Increase Lender

By:    /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH,
as a Canadian Revolving Credit Lender and
Canadian Revolving Credit Commitment Increase
Lender

By:    /s/ Laila Sultana
Name: Laila Sultana
Title: Authorized Officer

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

PNC BANK, NATIONAL ASSOCIATION,
as a U.S. Revolving Credit Lender, U.S. Revolving
Credit Commitment Increase Lender, U.K.
Revolving Credit Lender and U.K. Revolving
Credit Commitment Increase Lender

By:    /s/ Carmen Campise Jr.
Name: Carmen Campise Jr.
Title: Senior Vice President

PNC BANK CANADA BRANCH,
as a Canadian Revolving Credit Lender and
Canadian Revolving Credit Commitment Increase
Lender

By:    /s/ Caroline M. Stade
Name: Caroline M. Stade
Title: Senior Vice President

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

REGIONS BANK,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender, U.S. Revolving Credit
Commitment Increase Lender, Canadian Revolving
Credit Commitment Increase Lender, U.K.
Revolving Credit Lender and U.K. Revolving
Credit Commitment Increase Lender

By:    /s/ John Hails
Name: John Hails
Title: Vice President
Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)

TD BANK, N.A.,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender, U.S. Revolving Credit
Commitment Increase Lender, Canadian Revolving
Credit Commitment Increase Lender, U.K.
Revolving Credit Lender and U.K. Revolving
Credit Commitment Increase Lender

By:    /s/ Edmundo Kahn
Name: Edmundo Kahn
Title: Vice President

Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment (Masonite)